[*] = Certain confidential information contained in this document, marked by brackets, is omitted because it is not material and would be competitively harmful if publicly disclosed.

Exhibit 10.2

AMENDMENT NO. 12 TO

CLINICAL TRIAL AGREEMENT
BETWEEN

ECOG-ACRIN CANCER RESEARCH GROUP

AND SYNDAX PHARMACEUTICALS, INC.

This Amendment No. 12 to Clinical Trial Agreement (the “Amendment” or “Amendment 12”) is entered into as of May 12, 2020 (the “Effective Date”), by and between ECOG-ACRIN Cancer Research Group, on behalf of itself and its member hospitals, institutions and physicians (the “Group,” “ECOG” or “ECOG-ACRIN”), and Syndax Pharmaceuticals, Inc. (“Company” or “Syndax”).

WITNESSETH:

WHEREAS, pursuant to the Clinical Trial Agreement dated March 14, 2014 between the parties (“Agreement”), the parties agreed to certain terms specified therein for research services related to Group’s performance of the Study; and

WHEREAS, the parties agree to increase the support for the Study to offset the expenses of additional areas associated with [*] as set forth herein.

NOW, THEREFORE, the parties hereto, intending to be legally bound hereby, agree as follows:

A.	The following is added to Section 1.G of the Agreement:

The Company will provide financial support to the Group in the amount of $119,407 to support the activities associated with the Study as set forth in Exhibit H.  The maximum financial support for the Agreement is increased from $24,580,461 by $119,407 to $24,699,868.

B.	Exhibit B of the Agreement is deleted in its entirety and replaced by Exhibit B attached hereto.

C.	Exhibit H attached hereto is hereby added as Exhibit H of the Agreement thereto.

D.   This Amendment constitutes the full understanding of the parties and a complete and exclusive statement of the terms of their agreement with respect to the subject matter described herein, and no terms, conditions, understanding, or agreement purporting to modify or vary the terms of this Amendment shall be binding unless made in writing and signed by the parties.

E.	Except to the extent amended herein, all of the terms and conditions of the Agreement remain in full force and effect.

F.	Capitalized terms herein that are not defined shall have the meaning ascribed to such terms in the Agreement.

G.	This Amendment may be executed in one or more counterparts, each of which shall be deemed an original, but all of which shall be considered one and the same instrument.

IN WITNESS WHEREOF, the parties hereto have executed this Amendment, as of the Effective Date, by proper persons duly authorized.

ECOG-ACRIN Cancer Research Group   Syndax Pharmaceuticals, Inc.

/s/ Donna Marinucci/s/ Sue Fischer
Name: Donna Marinucci Name: Sue Fischer

Title:   Executive Director Title: VP Clinical Operations

EXHIBIT B

E2112 Budget & Payment Schedule

A.	Budget Details

1.	Budget – Excluding Amendments

The budget for this project is $19,406,948 which is itemized as follows:

[*]

2.	Budget – Amendment 1

The budget for Amendment 1 is $1,200,000 which is itemized as follows:

[*]

3.	Budget – Amendment 3

The budget for Amendment 3 ([*]) is $450,000 which is itemized as follows:

[*]

4.	Budget – Amendment 4

The budget for Amendment 4 ([*]) is $7,908 which is itemized as follows:

[*]

5.	Budget – Amendment 5

The budget for Amendment 5 is $30,121 which is itemized as follows:

[*]

Statistical services being provided through Amendment 5 is limited to [*] of [*] services plus [*] of Group [*].

6.	Budget – Amendment 6

The budget for Amendment 6 is $287,438 which is itemized as follows:

[*]

7.	Budget – Amendment 7

The budget for Amendment 7 is $484,091 which is itemized as follows:

[*]

8.	Budget – Amendment 8

The budget for Amendment 8 is $1,582,064 which is itemized as follows:

[*]

9.	Budget – Amendment 9

The budget for Amendment 9 is $848,372 which is itemized as follows:

[*]

10.	Budget – Amendment 10

The budget for Amendment 10 is $177,121 which is to pay [*] provided by [*].

11.	Budget – Amendment 11

The budget for Amendment 11 is $106,398 which is itemized as follows:

[*]

12.	Budget – Amendment 12

The budget for Amendment 12 is $119,407 which is itemized as follows:

[*]

13.	Invoicing and Payments

Company will make payments within [*] of receipt of invoices from Group according to the Payment Schedule herein. Payments will be made to as set forth in Section 1.B of the Agreement as follows:

ECOG Research and Education Foundation, Inc.

Agent for ECOG-ACRIN Cancer Research Group

Attn: Donna Marinucci

1818 Market Street, Suite 3000

Philadelphia, PA 19103

Group will send invoices to the following address:

Sue Fischer

Vice President, Clinical Operations

Syndax Pharmaceuticals, Inc.

35 Gatehouse Drive, Building D, 3rd Flr

Waltham, MA 02451

B.	Payment Schedule – Excluding Amendments

Group will submit invoices to Company in accordance with the following Payment Schedule:

[*]

C.	Payment Schedule – Amendment 1

Group will submit invoices to Company in accordance with the following Payment Schedule:

[*]

D.	Payment Schedule – Amendment 3 ([*])

Group will submit invoices to Company in accordance with the following Payment Schedule:

[*]

E.	Payment Schedule – Amendment 4

Group will submit invoices to Company in accordance with the following Payment Schedule:

[*]

F.	Payment Schedule – Amendment 5

Group will submit invoices to Company in accordance with the following Payment Schedule:

[*]

G.	Payment Schedule – Amendment 6

Group will submit invoices to Company in accordance with the following Payment Schedule:

[*]

H.	Payment Schedule – Amendment 7

Group will submit invoices to Company in accordance with the following Payment Schedule:

[*]

I.	Payment Schedule – Amendment 8

Group will submit invoices to Company in accordance with the following Payment Schedule:

[*]

J.	Payment Schedule – Amendment 9

Group will submit invoices to Company in accordance with the following Payment Schedule:

[*]

K.	Payment Schedule – Amendment 10

Group will submit invoices to Company in accordance with the following Payment Schedule:

[*]

L.	Payment Schedule – Amendment 11

Group will submit invoices to Company in accordance with the following Payment Schedule:

[*]

M.

Payment Schedule – Amendment 12

Group will submit invoices to Company in accordance with the following Payment Schedule:

[*]

EXHIBIT H

E2112 Scope of Work – Amendment 12

Protocol Title:   A Randomized Phase III Trial of Endocrine Therapy plus Entinostat/Placebo in Patients with Hormone Receptor-Positive Advanced Breast Cancer

[*]